UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2018

Power Solutions International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
201 Mittel Drive, Wood Dale, Illinois 60191
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
101 Mittel Drive Lease Agreement Amendment
On July 11, 2018, Power Solutions International, Inc. (the “Company”) entered into a first lease amendment (the “101 Lease Agreement Amendment”) to the industrial building lease, dated March 13, 2012, with Centerpoint Properties Trust, a Maryland real estate investment trust (“Centerpoint”), for the building located at 101 Mittel Drive, Wood Dale, Illinois (the “101 Building”).
The extended term of the 101 Lease Agreement Amendment is from August 1, 2018 through and including July 31, 2023 (the “101 Extended Term”). The base rent is $44,655.62 per month for the period from August 1, 2018 through July 31, 2019 with an annual increase of 3% on August 1, 2019 and on each August 1 thereafter during the 101 Extended Term. The Company will continue to occupy 100% of the 101 Building, which has a total area of approximately 116,000 square feet and will be used for manufacturing, warehousing and certain administrative functions.
201 Mittel Drive Lease Agreement Amendment
On July 11, 2018, the Company entered into a second lease amendment (the “201 Lease Agreement Amendment”) to the industrial building lease, dated February 28, 2012, as amended by the first lease amendment, dated June 1, 2012, with Centerpoint, for the building located at 201 Mittel Drive, Wood Dale, Illinois (the “201 Building”).
The extended term of the 201 Lease Agreement Amendment is from August 1, 2018 through and including July 31, 2023 (the “201 Extended Term”). The base rent is $101,015.66 per month for the period from August 1, 2018 through July 31, 2019 with annual increases of 3% on August 1, 2019 and on each August 1 thereafter during the 201 Extended Term. The Company will continue to occupy 100% of the 201 Building, which has a total area of approximately 261,000 square feet and will be used for manufacturing, warehousing and certain administrative functions.
The foregoing description of the 101 Lease Agreement Amendment and the 201 Lease Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. The Company has tried to identify these forward-looking statements by using words such as “expect,” “contemplate,” “anticipate,” “estimate,” “plan,” “will,” “would,” “should,” “forecast,” “budgeted,” “believe,” “outlook,” “guidance,” “projection,” “target” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation:
the final results of the Audit Committee’s independent review as it impacts the Company’s accounting, accounting policies and internal control over financial reporting; management’s ability to successfully implement the Audit Committee’s remedial recommendations; the reasons giving rise to the prior resignation of RSM US LLP as the Company’s independent registered public accounting firm; the time and effort required to complete the restatement of the affected financial statements, complete its delinquent financial statements and amend or prepare the related Form 10-K and Form 10-Q filings, particularly within the current anticipated timeline; the subsequent discovery of additional adjustments to the Company’s previously issued financial statements; the timing of completion of necessary re-audits, interim reviews and audits by the new independent registered public accounting firm; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters and related class action litigation; the ability of the Company to accurately budget for and forecast product shipments, and the extent to which product shipments result in recorded revenues; the impact of the resignation of the Company’s former independent registered public accounting firm, RSM US LLP, on the Company’s relationship with its lender and trade creditors and the potential for defaults and exercise of creditor remedies; the impact of the previously disclosed investigation initiated by the SEC and any related or additional governmental investigative or enforcement proceedings; the impact of resignations of the Company’s directors and certain executive officers and any delays and challenges encountered in recruiting replacements for open positions and the replacements’ transitions into their positions; and any negative impacts from delisting of the Company’s common stock from Nasdaq and any delays and challenges in obtaining a re-listing on a stock exchange. Actual events or results may differ materially from the Company’s expectations. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	First Lease Amendment, dated as of July 11, 2018, by and between Power Solutions International, Inc. and Centerpoint Properties Trust.
10.2	Second Lease Amendment, dated as of July 11, 2018, by and between Power Solutions International, Inc. and Centerpoint Properties Trust.

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.
By:	/s/ Charles F. Avery, Jr.
Charles F. Avery, Jr.
Chief Financial Officer
Dated: July 18, 2018